United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 19, 2024

Date of Report (Date of earliest event reported)

FEUTUNE LIGHT ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

48 Bridge Street, Building A Metuchen, New Jersey	08840
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 909-214-2482

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Warrant and one Right	FLFVU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for one-tenth (1/10) of one share of Class A Common Stock at the closing of a business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previous announced, on October 26, 2023, Feutune Light Acquisition Corporation (“FLFV”, or “PubCo” upon and following the Merger, as defined in the Merger Agreement noted below) entered into an Agreement and Plan of Merger (as the same may be amended, restated or supplemented, the “Merger Agreement”) with Thunder Power Holdings Limited, a British Virgin Islands company (“TPH”) and Feutune Light Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of FLFV (“Merger Sub”). The transactions contemplated in the Merger Agreement shall be collectively referred in this Report as the “Business Combination”.

Pursuant to Section 7.5 of the Merger Agreement, in the case that FLFV seeks to extend the deadline by which it must consummate the Business Combination (the “Combination Deadline”) with such number of additional one-month period (“Existing Monthly Extension”) pursuant to its certificate of incorporation effectively at the time by the 21st of each month, TPH agreed to provide such number of extension loan, in the amount of $100,000 (each a “Existing Monthly Extension Payment”) for each Existing Monthly Extension and deposit such amount into the trust account (the “Trust Account”) of FLFV, created for the benefits of the public stockholders of FLFV. In exchange for each Existing Monthly Extension Payment, FLFV shall issue a promissory note in the amount of $100,000, which shall provide for repayment upon the Business Combination or the conversion into 10,000 private placement units of FLFV. Each such note shall also entitle TPH to have senior ranking on repayments of the Existing Monthly Extension Payments provided by the sponsor of FLFV or its other designees, in the event of liquidation of FLFV.

Section 7.5 further provides that in the event that the Business Combination has not been consummated by March 21, 2024, after FLFV sought and secured all nine Existing Monthly Extensions provided in the certificate of incorporation effectively at the time, TPH, in its sole discretion determines that the parties are acting in good faith to consummate the Business Combination and the Business Combination is reasonably expected to be consummated, may agree on the same or different terms and conditions to provide additional loans in support of further extension of the Combination Deadline.

On March 18, 2024, the stockholders of FLFV approved in the Special Meeting (as defined below) to amend the certificate of incorporation of FLFV effective at the time, to provide that FLFV has until March 21, 2024 to consummate an initial business combination and may elect to extend the Combination Deadline for up to nine times, each by an additional New Monthly Extension (as defined below), for a total of up to nine months to December 21, 2024, if FLFV seeks to extend the Combination Deadline by the 21st of each month and that a New Monthly Extension Payment (as defined below) of $60,000 is deposited into the Trust Account.

On March 19, 2024, FLFV consulted and agreed with TPH to amend (the “Merger Agreement Amendment”) the Merger Agreement to provide that TPH shall continue to provide such number of additional New Monthly Extension Payments for each New Monthly Extension FLFV seeks to consummate the Business Combination, up to June 21, 2024. In exchange for each New Monthly Extension Payment, FLFV shall issue a New Monthly Extension Note (as defined below) in the amount of $60,000, which shall provide for repayment upon the Business Combination or the conversion into 6,000 private placement units of FLFV. Each such New Monthly Extension Note shall also continue to entitle TPH to have senior ranking on repayments of the Existing Monthly Extension Payments provided by the sponsor of FLFV or its other designees, in the event of liquidation of FLFV.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 18, 2024, FLFV held a special meeting of the stockholders (the “Special Meeting”), where the stockholders of FLFV approved the proposal to amend FLFV’s Amended and Restated Certificate of Incorporation (the “Charter”) to allow FLFV until March 21, 2024 to consummate an initial business combination and may elect to extend the Combination Deadline up to nine times, each by an additional one-month period (each, a “New Monthly Extension”), for a total of up to nine months to December 21, 2024, by depositing to Trust Account the lesser (the “New Monthly Extension Payment”) of (i) $60,000 for all public shares and (ii) $0.035 for each public share for each one-month extension. On March 18, 2024, a certificate of amendment to the Charter (the “Charter Amendment”) was filed with the State of Delaware, effective on the same date.

On March 19, 2024, $60,000 (the “March New Monthly Extension Payment”) was deposited into the Trust Account for the public stockholders, which enables FLFV to extend the period of time it has to consummate its initial business combination by one month from March 21, 2024 to April 21, 2024 (the “March New Monthly Extension”). The March New Monthly Extension is the first of the up to nine New Monthly Extensions permitted under the amended Charter.

In connection with the March New Monthly Extension Payment, FLFV issued an unsecured promissory note of $60,000 (the “New Monthly Extension Note”) to TPH, to evidence the payments made by TPH for the March New Monthly Extension Payment, pursuant to the Merger Agreement Amendment.

The New Monthly Extension Note bears no interest and is payable in full upon the earlier to occur of (i) the consummation of the Business Combination or (ii) the date of expiry of the term of FLFV (the “Maturity Date”). The following shall constitute an event of default: (i) a failure to pay the principal within five business days of the Maturity Date; (ii) the commencement of a voluntary or involuntary bankruptcy action, (iii) the breach of FLFV’s obligations thereunder; (iv) any cross defaults; (v) an enforcement proceedings against FLFV; and (vi) any unlawfulness and invalidity in connection with the performance of the obligations thereunder, in which case the Note may be accelerated. The New Monthly Extension Note also provide that the New Monthly Extension Note is more senior in ranking on repayments of the Existing Monthly Extension Payments provided by the sponsor of FLFV or its other designees, in the event of liquidation of FLFV.

The payees of the New Monthly Extension Note, TPH, has the right, but not the obligation, to convert the New Monthly Extension Note, in whole or in part, respectively, into private placement units (the “Units”) of FLFV, that are identical to public units of FLFV, subject to certain exceptions, as described in the final prospectus of FLFV filed with the SEC on June 17, 2022 (File Number: 333-264221), by providing FLFV with written notice of the intention to convert at least two business days prior to the closing of the Business Combination. The number of Units to be received by TPH in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to TPH by (y) $10.00.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.]

A copy of the New Monthly Extension Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the New Monthly Extension Note.

The information disclosed under Item1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March18, 2024, FLFV received a written notice (the “Notice”) from the listing qualifications department staff of The Nasdaq Stock Market (“Nasdaq”) notifying FLFV that the FLFV was not in compliance with Listing Rule 5450(a)(2) (the “Minimum Holders Rule”), which requires FLFV to have at least 400 total holders for continued listing on the Nasdaq Global Market. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the FLFV’s securities on the Nasdaq Global Market.

The Notice states that FLFV has 45 calendar days to submit a plan to regain compliance with the Minimum Holders Rule. FLFV intends to submit a plan to regain compliance with the Minimum Holders Rule within the required timeframe. If Nasdaq accepts FLFV’s plan, Nasdaq may grant FLFV an extension of up to 180 calendar days from the date of the Notice to evidence compliance with the Minimum Holders Rule. If Nasdaq does not accept FLFV’s plan, FLFV will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The Units (and the underlying securities) issuable upon conversion of the Note, if any, (1) may not, subject to certain limited exceptions, be transferable or salable by TPH until 30 days after the completion of the Business Combination and (2) are entitled to registration rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the stockholders of FLFV approved the proposal to amend the Charter to allow FLFV until March 21, 2024 to consummate an initial business combination and may elect to extend Combination Deadline up to nine times, each by an additional New Monthly Extension, for a total of up to nine months to December 21, 2024, by depositing to the Trust Account the New Monthly Extension Payment. On March 18, 2024, the Charter Amendment was filed with the State of Delaware, effective on the same date.

A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 18, 2024, the record date of the Special Meeting, there were 7,986,118 issued and outstanding shares of common stock, including 5,542,368 shares of Class A common stock and 2,443,750 shares of Class B common stock, approximately 76.96% of which were represented in person or by proxy at the Special Meeting.

The final results for the matter submitted to a vote of FLFV’s stockholders at the Special Meeting are as follows:

1. The Charter Amendment Proposal

The stockholders approved the proposal to amend FLFV’s Charter to allow FLFV until March 21, 2024 to consummate an initial business combination and may elect to extend the period to consummate an initial business combination up to nine times, each by an additional one-month period, for a total of up to nine months to December 21, 2024, by depositing to the Trust Account the lesser of (i) $60,000 for all public shares and (ii) $0.035 for each public share for each one-month extension. The voting results were as follows:

FOR	AGAINT	ABSTAIN
5,921,294	224,438	0

Item 7.01 Regulation FD Disclosure.

On March 19, 2024, FLFV issued a press release (the “Press Release”) announcing the approval of the Charter Amendment by its stockholders, and the execution of the Merger Agreement Amendment. A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and the Press Release hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the votes to approve the Charter Amendment Proposal, 2,738,699 shares of Class A common stock of FLFV were tendered for redemption. Once the redemption processes are completed and 2,738,699 shares of Class A common stock are cancelled accordingly, FLFV will have 2,803,669 shares of Class A common stock (including 498,875 shares underlying the private placement units sold simultaneously with the IPO of FLV held by certain affiliates of FLFV), and 2,443,750 shares of Class B common stock issued and outstanding.

Additional Information and Where to Find It

As previously disclosed, on October 26, 2023, FLFV entered into that the Merger Agreement (as may be amended from time to time, the “Merger Agreement”), by and between the by and among FLFV, Merger Sub, and TPH, pursuant to which TPH will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of FLFV (the “Merger”); (ii) each Additional Agreement (as defined in the Merger Agreement); and (iii) the Business Combination. This Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. FLFV’s stockholders and other interested persons are advised to read, the proxy statement/prospectus on Form S-4, as amended (the “S-4”), filed on December 7, 2023 with the U.S. Securities & Exchange Commission (File No. 333-275933) (“SEC”) and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about FLFV, Merger Sub or TPH, and the proposed Business Combination. The S-4 and other relevant materials for the proposed Business Combination will be mailed to stockholders of FLFV as of a record date to be established for voting on the proposed Business Combination. Such stockholders will also be able to obtain copies of the S-4 and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to FLFV’s principal office at 48 Bridge Street, Building A, Metuchen, New Jersey 08840.

Forward-Looking Statements

This Report contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described herein, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed Business Combination, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending Business Combination, including the risk that the transaction may not close due to one or more closing conditions to the Business Combination not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the Business Combination or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of FLFV and TPH to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of FLFV or TPH; (v) risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; (vi) the risk that any announcements relating to the proposed Business Combination could have adverse effects on the market price of FLFV’s securities; (vii) the risk that the proposed Business Combination and its announcement could have an adverse effect on the ability of TPH to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii): risks relating to the automotive industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners.

A further list and description of risks and uncertainties can be found in the prospectus filed on June 17, 2022 relating to FLFV’s initial public offering, the annual report of FLFV on Form 10-K for the fiscal year ended on December 31, 2023, filed on March 6, 2024, and in the S-4, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and FLFV, TPH, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

No Offer or Solicitation

This Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or any other transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of FLFV, Merger Sub or TPH, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933.

Participants in the Solicitation

FLFV, Merger Sub, TPH, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FLFV stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FLFV stockholders in connection with the proposed bus Business Combination as set forth in the S-4.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Merger Agreement Amendment, dated March 19, 2024, by and between FLFV, Merger Sub and TPH.
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated March 18, 2024.
10.1	Promissory Note, dated March 19, 2024, issued by FLFV to TPH.
99.1	Press Release, dated March 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

Date: March 19, 2024	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer